# Driving the Future of Intervention™


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COM
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# Safe Harbor Statement

This document (together with any oral statements made in connection with this document) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, relating to future events or the future financial performance and operations of Microbot Medical, Inc. and its subsidiaries. Forward-looking statements, which involve assumptions and describe Microbot's intent, belief or current expectations about its business opportunities, prospects, performance and results, are generally identifiable by use of the words "may," "could," "should," "will," "would," "expect," "anticipate," "plan," "potential," "estimate," "believe," "intend," "project," "forecast," the negative of such words and other variations on such words or similar terminology. All statements other than statements of historical fact could be deemed forward-looking statements, including, but not limited to: market conditions; risks inherent in the commercialization of the LIBERTY® Endovascular Robotic System, and in the development of future versions of or applications for the system; uncertainty in the results of regulatory pathways and regulatory approvals and the development of future versions or applications for the system; uncertainty resulting from political, social and geopolitical conditions; disruptions resulting from new and ongoing hostilities between Israel and the Palestinians, Iran and other neighboring countries; maintenance of intellectual property rights; our ability to leverage the experience of our management team; and any statements or assumptions underlying any of the items mentioned. These forward-looking statements are not guarantees of future performance and by their nature involve known and unknown risks and uncertainties that may cause actual opportunities, prospects, performance and results to vary from those presented in this document, and those variances may be material. In evaluating such statements, prospective investors should carefully consider the various risks and uncertainties identified in Microbot's public filings with the Securities and Exchange Commission (the "SEC"), such as market risk, liquidity risk, competitive risk, regulatory risk and other commonly recognized forms of risk relating to Microbot and its securities. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this document might not occur. Microbot is not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of Microbot's securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

# Pivotal Company Development

## September 2025



BREAKING NEWS
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The FDA has granted 510(k) clearance for the LIBERTY® Endovascular Robotic System
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## November 2025



**Microbot Medical® Commences the Limited Market Release of its LIBERTY® Endovascular Robotic System in the U.S.**

*Company Completes the Required Infrastructure to Support the Introduction of LIBERTY® to the U.S. Market with the Hiring of the Core Commercial Team and Establishing Logistic Partnership*

*Interest and Overwhelmingly Positive Feedback from Physicians and Hospital Administrators at Recent Meetings Validates Limited Market Release of LIBERTY®*

**HINGHAM, Mass., November 5, 2025** -- Microbot Medical Inc. (Nasdaq: MBOT), developer and distributor of the innovative LIBERTY® Endovascular Robotic System, announced that its LIBERTY® System, the first FDA cleared single-use, remotely operated robotic system for peripheral endovascular procedures, is now commercially available in the U.S. The Limited Market Release (LMR) will introduce LIBERTY® to selected high procedure volume regions where the Company already experienced preliminary demand for LIBERTY®. The LMR will focus on collecting real-world insights from potential high-volume users to guide responsible growth and ensure consistent quality and performance, leading to the expected Full Market Release (FMR) during the Society of Interventional Radiology (SIR), the largest U.S. medical conference for Interventional Radiology, in April 2026.

"We are excited to enter the commercialization phase of LIBERTY®. We are building a new robotic category with the introduction of LIBERTY®, the world's first single-use robotic

# Pivotal Company Development

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EQ | GlobeNewswire by notified

## Microbot Medical® Announces Emory University Hospital as the First Hospital in the World to Adopt the New LIBERTY® Endovascular Robotic System

Microbot Medical Inc.
November 26, 2025 • 4 min read

1

EQ | GlobeNewswire by notified

## Tampa General Hospital is the First Health System in Florida to Adopt the LIBERTY® Endovascular Robotic System

Microbot Medical Inc.
Tue, February 24, 2026 at 8:30 AM EST • 5 min read

# The Market

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# Robotic Assisted Surgery Market is Big and Growing…

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Robotic Assisted Surgery Market Size, Global
2019-2030
Market Size ($B)
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
CAGR 2019-23:
12%
CAGR 2024-30:
6%
$5.2
$5.7
$7.2
$7.4
$8.3
$9.1
$10.0
$10.7
$11.2
$11.7
$12.3
$12.9
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030

Source: GlobalData; Note: Includes Robotic Surgical Systems and Accessories

# …So No Wonder Everyone Wants to Play in it…

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## RAS Companies, excluding China (n=131)

## Chinese RAS Companies (n=57)

# Is There a Blue Ocean?

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RAS Companies, excluding China (n=131)
Artedrone
AKTORmed
amplitude
AiM Medical Robotics
AIRS
Andromeda
AESCULAP B|BRAUN
basecamp vascular
BRAINLAB
Brain Navi
biobot
ACCURAY
AcuSurgical
ASENSUS
Acoustic MedSystems
CAPSTAN
CYBER SURGERY
COLLIN
CASCINATION
Caranx Medical
Catheter Precision
EMR Surgical
Convergence Medical Sciences
caira
CUREXO
Corin
CLEARPOINT
Dex Surgical
deneb
Distalmotion
Dominion Aesthetic Technologies, Inc.
ENDOROBOTICS
ELMED
ENDOQUEST ROBOTICS
F.MED
GANYMED
EndoMaster
ecential robotics
edap tms
EndoWays
Flex Perc Medical
FORSIGHT ROBOTICS
freehand
FLUX ROBOTICS
GLOBUS MEDICAL
GALEN ROBOTICS
HUMAN XTENSIONS
HISTOSONICS
iotamotion
insight medbotics
INTERVENTIONAL SYSTEMS
INSIGHTEC
INTUITIVE
Johnson&Johnson
Leica
LN ROBOTICS
Levita
LAZA
LEM surgical
MONTERIS MEDICAL
microsure
MENDAERA
MMI
METHOD AI
MORAY MEDICAL
MOMENTIS
MOON SURGICAL
monogram
Medtronic
Medicaroid
MASMEC
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meerecompany
neuro42
nanoflex
Noah Medical
NiTiNOTES
NIMBLE SURGICAL
NDR
neocis
OLYMPUS
Perceptive
PRECISION ROBOTICS
Perfint
Proprio
ROBOSSIS
ROBEAUTE
RUBY ROBOTICS
revolve surgical
rob surgical
RENISHAW
PROCEPT
panda surgical
POINT
ROEN SURGICAL
Robocath
RIVERFIELD
stryker
SIEMENS Healthineers
sentante
QUANTUM surgical
SSii
THERACLION
TAUREAN SURGICAL
USMI
TAMAR ROBOTICS
TRITON Neptune MEDICAL
smith&nephew
Endoluminal Robotics
SiNa
Soteria Medical
ZEISS
THINK
synaptive
telos
VIRTUALINCISION
VICARIOUS SURGICAL
VIRTUOSO SURGICAL
VENUSCONCEPT
Xsurgical
ZAP
ZIMMER BIOMET
ZETA SURGICAL
Xcath


Chinese RAS Companies (n=57)
abrobo
Angio8通用
AGILIS ROBOTICS
奥朋医疗
BORNS
Cornerstone Robotics
长木谷
唯视医疗
EDGE MEDICAL 精锋医疗
easyaploon
鑫君特
HURWA
FU
伏羲九针
GREAT ROBOTICS
ANGLOK INTERVENTION
华臣医学机器人
HAMESH
KPS
KMOY
KEYIN
LONGWELL
朗合医疗
衔微医疗
MicroPort
NAVI SEED
梅奥心磁 MEIO MEDICAL
Panther Healthcare
RainMed
ROSSUM ROBOT
RobPath LANCET Robotics
RONOVO SURGICAL
佗道医疗
ROBO
术锐
Sinovation
圣安杰医疗
TINAVI 天智航
WEGO ORTHO
铸正 ZOEZEN
ULTRAST
VAS MEDICAL
Wire Science
WeMed

# Endovascular Is a Clear Blue Ocean

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| | Laproscopy | Endoluminal | Microsurgery |
|---|---|---|---|
| FDA Clearance/ Approval | Intuitive, Asensus Surgical, Moon Surgical, Dex Surgical, Momentis Surgical, Virtual Incision, freehand, Levita Magnetics, AKTORmed Robotic Surgery, Human Xtensions | Intuitive, Johnson&Johnson, Noah Medical | Venus Concept, Leica Microsystems, Galen Robotics, Olympus, Aesculap B. Braun Sharing Expertise, MMI, synaptive, iotamotion Hearing, advanced. |

| | Hard Tissue | Soft Tissue | Vascular Navigation |
|---|---|---|---|
| FDA Clearance/ Approval | Medtronic, Think Surgical, Point, Globus Medical, Brainlab, Johnson&Johnson, atec, neocis, Zimmer Biomet, ecentialrobotics, stryker, Corin, Curexo, smith&nephew | edap tms, Monteris Medical, Quantum Surgical, Accuray, Zap, insight medbotics, Procept BioRobotics, Cascination, Acoustic MedSystems, NDR, Interventional Systems, Perfint, Dominion Aesthetic Technologies, Inc., Histosonics, biobot, Zimmer Biomet, Insightec, Renishaw | Stereotaxis |

# USA Endovascular Market

**5M Annual Procedures**

| Neuro | Coronary | Peripheral |
|---|---|---|
| 210K | 2.8M | 2M |

**Endovascular Anatomy**


Neuro
Coronary
Peripheral

# Large and Emergent Market

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- **>6 million annual endovascular procedures performed in the US (15 million worldwide)**
- **>$40B spent annually** in the US
- Performed by **15,000 physicians**
  - 9,000 interventional cardiologists
  - 3,000 interventional radiologists[1]
  - 3,000 vascular surgeons
- Performed at **8,000 facilities**
  - 3,500 hospitals
  - 4,500 ambulatory centers (ASCs/OBLs)
- Many **endovascular procedures are emergent**, life and limb saving interventions

**US Market Endovascular Procedures Performed Annually**



Neurovascular Procedures
0.5M
3.2M
Cardiac Procedures
2.3M
Peripheral Vascular Procedures

**>6M Procedures Performed Annually in the US (15M Worldwide)**

Source: AcuityMD procedure and physician database
1. Includes interventional neuroradiologists which is a sub-specialty of IR

# Supported by Interventionalists

## Do you anticipate that you will begin using a robotic-assisted vascular intervention system in the future?


NO
I do not expect to personally use them
25%
15%
Within 1 year
30%
Within >1-3 years
30%
in 3+ years

N=200 interventionalists, data on file

# Growing Unmet Needs

AMA's 2026 public health initiative calls for expanded **radiation safety protections** and **ergonomic workplace design** to reduce clinician injury and improve long-term workforce health.[1]

## Radiation & Ergonomic Risks[2]

**Interventionalists have:**

- 6× higher risk of cataracts
- 3× higher risk of malignancy

**Ergonomic / Musculoskeletal Risks:**

- 66% reported musculoskeletal pain related to wearing lead protective equipment
- 60% reported at least one orthopedic injury

## Staff Shortage

- IR is ranked 2nd in specialties facing the greatest physician shortages[3]
- Healthcare faces staff shortages of 85K+ by 2036[4]
- Nearly 50% of physicians report burnout[4]
- 1 in 5 physicians report experiencing depression, exacerbating workforce gaps[4]

## Access to Quality Care[5]

- 20% of Americans live in rural areas where only 10% of doctors practice
- 80% of rural Americans are medically underserved
- ~200 rural hospitals have closed since 2005

1. AMA adopts new public health policies to improve health of nation | American Medical Association
2. https://evtoday.com/articles/2025-early-career-insights-2/radiation-safety-dont-wait-until-its-too-late?utm_source=linkedin&utm_medium=newsletter&utm_campaign=etDE1125_Gore
3. https://axuall.com/wp-content/uploads/2025/06/Axuall-_-2025-Clinician-Workforce-Insights-Report-final.pdf
4. https://nihcm.org/newsletter/rising-healthcare-workforce-shortage
5. https://nihcm.org/publications/rural-health-needs-in-america-challenges-and-solutions
6. https://www.cvironline.org/

# Endovascular Robotics: Limited Adoption

**CURRENT PENETRATION:**

**LESS THAN**

**1%**

**OF PROCEDURES DONE ROBOTICALLY[1]**

# The Barriers

# Multiple Barriers Leading to Low Penetration

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- Special training, long learning curve
- Extended set-up time
- Large footprint
- Capital expense
- Cumbersome and expensive disposables
- Dedicated infrastructure

# Change the Conversation

# The Solution

# A New Robotics Category

Fully Disposable & Single-use Robotic System is Designed for Access and Adoption

## External Benefits

- Single-use, disposable system eliminates capital and infrastructure costs
- Sterile, ready-to-use design enables rapid setup
- No capital investment removes upfront costs and long-term risks
- No service contracts or annual service agreements required

## Internal Benefits

- First mover advantage
- Predictable recurring revenue from hospital utilization
- Faster sales cycle for quicker acquisition
- Disposable components only reduce operational expenses
- No field service needed, further reducing operational expenses

# Differentiated Robotic Solution

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The LIBERTY® Endovascular Robotic System is disruptive technology designed to change the standard of care for endovascular procedures

- Single-use, fully-disposable without need for capital investment
- Empowers physicians to precisely steer guidewires and catheters using a handheld remote control away from the radiation source
- Small footprint that integrates into current procedure workflow
- No additional infrastructure required by the user
- Simple and intuitive set-up in under 5 minutes
- Short-learning curve to proficiency
- Compatible with off the shelf guidewires and catheters


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1. Research report from wet-lab with 9 experienced interventional radiologists. Set-up times and learning curve will vary with user.

# Initial Target Market: Peripheral Vascular

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Peripheral
Vascular
Procedures

**INITIAL TARGET PROCEDURES (USA):**
**2.3M**

**ANNUAL SPENDING (USA):**
**$15B**

**TARGET PHYSICIANS (USA):**
**6,000**

**AVG. ANNUAL # OF PROCEDURES PER PHYSICIAN (USA):**
**~400**

**FACILITIES PERFORMING PROCEDURES (USA):**
**2,200 Hospitals**
**1,000 Ambulatory Centers**

Source: AcuityMD database

# Clinical Outcomes from ACCESS-PVI

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Robotic manipulation of guidewires and catheters with LIBERTY® was successful in all cases, minimizing radiation exposure and maintaining a desirable safety profile[1]

**Achieved**
**100%**
**Robotic Navigation Success in Every Case**
**(N = 20)**

**92%**
**Relative Reduction in Radiation Exposure**

**NO**
**Adverse Device Events Reported**
**(ADE = 0%)**

**Participating Physicians Reported LIBERTY Performed as Planned with**
**100%**
**Satisfaction**

1. Cornelis F, Gandhi R, Rabkin D, Diaz-Cartelle J. Remote-controlled endovascular navigation with a miniature, single-use, robotic system. LBA15

# First Mover Advantage

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LIBERTY® was designed to eliminate barriers and enable adoption of robotics in endovascular procedures

| Barriers to Adoption | Other Robotic Systems | LIBERTY® Endovascular Robotic System |
|---|---|---|
| **Cost of acquisition** | ✓ **Large** capital investment<br>✓ **Disposable** procedure kit<br>✓ **Annual service agreement** | ✓ **Single-use (disposable) device** with no **initial acquisition cost** |
| **Procedure set-up time** | ✓ **20 minutes extra** compared to conventional surgery[1] | ✓ **5 minutes** to set-up the robot[3] |
| **Learning curve** | ✓ Average **40-100 cases** depending on the procedure[2] | ✓ **Less than 5 cases**[3] |
| **Device compatibility** | ✓ Some require use of **proprietary instruments and devices** | ✓ Compatible with **off-the-shelf instruments and devices** |
| **Complex integration** | ✓ Requires a **dedicated room** and **integration with hospital IT systems** | ✓ Can be used in **any angio-suite** and **does not need to connect with hospital IT** |

1. Analysis of Procedure Time in Robot-Assisted Surgery: Comparative Study in Laparoscopic Cholecystectomy, Computer Aided Surgery, 8:1, 24-29, DOI: 10.3109/10929080309146099.
2. Systematic review of learning curves in robot-assisted surgery; BJS Open 2020; 4: 27–44.
3. Research report from wet-lab with nine experienced interventional radiologists. Set-up times and learning curve will vary with user.

# First Mover Advantage

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**LIBERTY® is the only commercially robotic system available in the US for peripheral endovascular procedures**

Several companies are developing robotic solutions due to the attractive market and untapped potential

Microbot is uniquely positioned for success with our unique design and first mover advantage in the US market

| Company | Status | Target Procedures | USA Commercial Availability | No Capital Equipment | No Maintenance Required | No Infrastructure Required | Competitive Outlook |
|---|---|---|---|---|---|---|---|
| microbot medical | On the Market (U.S.) | Peripheral Vascular | ✓ | ✓ | ✓ | ✓ | CE Mark expected in late in 2026; will explore additional markets that leverage FDA clearance. |
| Robocath | On the market (Europe, China) | Cardiology | X | X | X | X | Focused on Europe & China. Large capital system with high cost and complex integration. |
| LN ROBOTICS | On the market (Korea only) | Cardiology | X | X | X | X | Focused on Korea. Large capital system with high cost and complex integration. |
| Corindus Vascular Robotics | Development stage | Neurovascular | X | X | X | X | Exited US cardiology market. Changed strategy from PCI to focus on Neurovascular. |
| sentante (Latvia) | Development stage | Peripheral Vascular | X | X | X | X | Completed one case in humans. Clinical, regulatory and operational complexity are unknown. |
| nanoflex robotics | Development stage | Neuro Vascular | X | X | X | X | Pre-clinical. Focused on telerobotics with magnetic steering. Cost and operational complexity are unknown. |

# Attractive Reimbursement

Targeted procedures have an attractive outpatient reimbursement with capacity to incorporate new technologies including LIBERTY®

| Procedure | Description | CPT Code(s) | Avg. Reimbursement |
|---|---|---|---|
| **Y90 for Liver Cancer** | Part 1 – Mapping procedure<br>Part 2 – Embolization procedure | Dx Angiogram (75726)<br>Coil placement (37242)<br>Embolization (37243)<br>Y90 particles (C2616) | **$43,990.21** |
| **Peripheral Embolization** | For BPH, Uterine Fibroids, Hemorrhoids, Knee Osteoarthritis | Dx Angiogram (75726)<br>Bland particle embolization (37242) | **$15,734.00** |
| **Lower Limb Revascularization** | Below the knee<br>Chronic total occlusions | Dx Angiogram (75726)<br>Angioplasty (37242) | **$15,856.00** |
| **Vascular Hemorrhage** | Place intravascular coils or glue to stop bleeding | Dx Angiogram (75726)<br>Coil placement (37244) | **$15,734.00** |

2024 Medicare/Medicaid average reimbursement
Actual reimbursement will vary and may be adjusted for cost of living
Private insurance typically billed at a higher rate

# Unique Business Model

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The fully disposable feature of LIBERTY® offers an attractive business model to position LIBERTY® for commercial success by reducing barriers for entry and increase operational efficiencies for all stakeholders

## No Capital Investment

- No special Capital Expense (CAPEX) approval required by the customer. LIBERTY® can be purchased from the Operational Expense (OPEX) budget which will expedite the purchasing process.
- Cost effective evaluation process for customers at their facility can expedite purchasing decision.
- Eliminates the Company's investment in an expensive upfront and ongoing capital equipment inventory build-up, shipping, storage and management.

## No Maintenance Expense

- Eliminates the cost for Microbot to hire, train, and manage a dedicated field service department.
- Eliminates the cost for Microbot to build dedicated warehouses and maintain inventory of replacement parts.
- Eliminates the cost for customers to pay for service and maintenance expenses.
- Eliminates risk of equipment down time.

## No Custom Infrastructure

- Eliminates the process of fitting the technology to each specific customer (and sometime within a health system), to reduce expenses and expedite purchasing decision.
- Eliminates the investment in establishing, training, supporting and supplying technical team to support installations.
- LIBERTY® does not require investment in dedicated customer staff to provide on-going robotic program support.

## Continuous Consumable Revenue

- Recurring revenue stream based on per device usage (or more) for a single procedure.
- LIBERTY® is a single SKU (Stock Keeping Unit) that can be utilized across many procedures, physicians and departments.

# Commercialization Timeline

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## Successful execution of regulatory, commercial and launch readiness strategies

- Commercial Leadership team — Q2 2025
- Manufacturing & Inventory Build — Q2 2025
- FDA Marketing Authorization — Q3 2025
- Sales Team Recruitment & Training — Q3 2025
- Commence Marketing & Sales Initiatives — Q3 2025
- LIBERTY® Limited market Release — Q4 2025
- Full LIBERTY® Launch — Q2 2026

Society of Interventional Radiology

# Go-to-Market Strategy

microbot medical

**Company positioned to accelerate market adoption of the LIBERTY® system**

- Dedicated direct sales team in the U.S., supplement with distribution channels as needed
- Increase manufacturing and build inventory levels to meet anticipated demand
- Limited Market Release (LMR) in Q4 2025 followed by a Full Market Release (FMR) expected in early 2026

# Building for Comprehensive Growth

microbot medical

Future growth will come from access to new markets (EMEA, Canada, etc.), spaces (cardiology, neurovascular) and usability (tele-intervention)

**Active R&D Pipeline:** Focused on next-generation robotic system that allows for increased usability in existing space (deep) and entering new spaces (wide).

**Ongoing Development:** Tele-intervention and autonomous robotics programs in progress.

**Build a direct sales team in the U.S.** from 4 to 12 territories by end of the year.

**Expand to new markets:** Establish commercial and operational infrastructure to support expansion into EMEA (Europe, Middle East, Asia).

**Pursue CE Mark:** Supplement FDA clearance to enter markets based on respective regulatory requirements.


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Endovascular Robotic System

# Financial Strength

**Capital-efficient operating model** by eliminating upfront and ongoing expensive equipment inventory, logistics, and field service.

**Frees capital to invest** in high-return growth drivers, including Sales, Marketing, and Pipeline Development, enhancing shareholder value.

**Strong balance sheet** with ~$80M in cash by YE 2025 and a ~$2.5M/month burn rate in 2026, providing a favorable cash runway.

# Global Intellectual Property Portfolio

microbot medical

LIBERTY® is protected by a strong and growing intellectual property portfolio.



**20**
**patents issued worldwide**

**52**
**patents pending**

# Experienced Management Team



**Harel Gadot**
CEO, President & Chairman
LinkedIn



**Simon Sharon**
Chief Technology Officer
LinkedIn



**Juan Diaz-Cartelle, MD**
Chief Medical Officer
LinkedIn



**Rachel Vaknin**
Chief Financial Officer
LinkedIn



**Earl Adamy**
Vice President of Strategic Marketing & Business Dev
LinkedIn



**Eran Cohen**
Vice President of Global Integration
LinkedIn



**Naama Moav**
Vice President of HR
LinkedIn



**Noa Ofer**
Vice President of QA & RA
LinkedIn

# Proven Commercial Leadership Team



**Christina Bailey**
Vice President of Sales USA
LinkedIn



**Alon Tamir**
Vice President of EMEA
LinkedIn



**Allison Rosefort**
Vice President of Marketing
LinkedIn



**Justin Bourne**
Director of Sales
LinkedIn



**Elaina Romano**
Sr. Director Internal Operations
LinkedIn



**Dani Kulp**
Director, Sales Training
LinkedIn



**Michael Lytle**
Manager, Sales Operations & Analytics
LinkedIn



**Lisa Dobbins**
Sr. Director, Human Resources
LinkedIn

# The Reason to Believe

Being the first and only robotic system for PI in the USA, and meeting its planned milestones in 2025, Microbot Medical is poised to build on this momentum in 2026.

- ✓ **FDA Clearance** obtained
- ✓ **Secured U.S. Based Logistics Partner** to Support Commercialization
- ✓ **Completed the Recruitment and onboarding** of the Commercial Leadership Team
- ✓ **Limited Market Release (LMR)** Commenced as plan
- ✓ **Initial Customers** Emory University Hospital, Tampa General Hospital, and other accounts
- ✓ **Strengthened Balance Sheet** ~80M available to Drive Commercialization Activities
- ✓ **Full Market Release** ~On Target for FMR

microbot medical

## Contact Investor Relations

ir@microbotmedical.com

NASDAQ CM: MBOT


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Endovascular Robotic System